Investor Presentation Quarter Ended September 30, 2012 Exhibit 99.1

This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,”
“will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-
looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss and benefit reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4)
changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues;
(9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions, including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Cautionary Note Regarding Forward-Looking Statements

Long-Tail
41%
Short- Tail
59%

Insurance
41%
Reinsurance
59%

Alterra

Alterra’s Franchise is Well Positioned For Success
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Ireland, United
States, Lloyd's and Latin America
Strong franchise positions across multiple specialty classes of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
Business mix shift towards shorter-tail lines
5 year average combined ratio (including cats) of 91.9%
Liquid balance sheet with conservative reserving track record
Shareholders’ equity ~ $2.9 billion at 9/30/12
Low operating and financial leverage
S&P rating and AM Best ratings of “A”
Proven track record of active capital management
Q3 YTD 2012 repurchases of $158.7 million and dividends
of $42.5 million, or 7.2% of 1/1/12 shareholders’ equity
2011 repurchases of $223.1 million and dividends of $54.5
million, or 9.5% of 1/1/11 shareholders’ equity
Increased quarterly dividend in August 2012 from $0.14 to
$0.16 per share
Q3 YTD 2012 GPW

Third Quarter 2012 Results
Q3 2012 net operating diluted EPS of $0.33 per
share
Overall P&C gross premiums written remained
consistent with the same period in 2011
Premium growth in US Insurance and
shorter-tail lines offset by declines in longer-
tail reinsurance lines
P&C net premiums written decreased 11.1% to
$262.1 million
Driven by increased reinsurance purchases
to manage aggregate exposures
Net investment income of $53.5 million
compared to $60.3 million in Q3 2011 reflects
continued impact of low investment yields
Combined ratio of 99.9% compared to 87.7% in
Q3 2011 reflects higher cat and crop losses
Diluted book value per share of $29.57 at
9/30/12 up from $26.91 at 12/31/11.  Additional
$1.97 per diluted share of unrecorded unrealized
gains in the held to maturity investment portfolio².
Q3 2012 impacted by $7.6 million of equity
earnings and fee income from New Point Re IV.
P&C GPW
Growth in Book Value
87.7% 99.9%
Diluted Book Value per Share
(9.9% increase¹)
Expansion into new lines and regions
1 Including adding back $0.44 per share of dividends through 9/30/2012.
2 Unrealized gains on the held to maturity fixed maturity investments are not included in equity as the investments are carried on the balance sheet at amortized cost.
$385.5
$385.5
Sep 30, 2011 Sep 30, 2012
$26.91
$29.57
Dec 31, 2011 Sep 30, 2012
Combined Ratio

GPW $’millions Q3 YTD 2012 Q3 YTD 2011 Period over Period
Growth %
Bermuda/ Dublin 242.7
215.4³
US Reinsurance 41.7 28.5
GPW on contracts bound by Alterra in the period¹
284.4 243.9 16.6%
Alterra’s share of New Point Re IV premiums 2 26.2 3.1
Total property reinsurance gross premiums 310.6 247.0 25.7%
Total property reinsurance net premiums 4 191.7 179.3 6.9%
Growth in Reinsurance Segment Property Premiums
1 Excluding premium adjustments and reinstatement premiums.
2 34.8% share of New Point Re IV gross premiums written. These premiums are not included in Alterra’s reported gross premiums written as the investment in New
Point Re IV is accounted for under the equity method.
3 Q3 YTD 2011 includes $13.4 million of New Point Re III gross premiums written. These premiums are included in Alterra’s reported gross premiums written as Alterra owns 100% of New Point Re III.
4 Includes Alterra’s share of New Point Re IV net premiums written.
16.6% growth in Alterra’s reinsurance segment property premiums reflects improved market conditions
Participation in New Point Re IV increased year over year growth to 25.7%

New Point IV and V
Sidecar vehicles formed to create additional capacity for the property catastrophe collateralized marketplace
“Just in time” capital as it is called down and utilized when needed
New Point IV - $200 million of capital fully deployed in 2012
Alterra has a 34.8% equity interest
GPW was $75.4 million for the nine months ended September 30, 2012
Income of $15.8 million recognized for nine months ended
September 30, 2012
New Point V - $223 million of available capacity as of September 30,
2012
New Point vehicles allow us to leverage our underwriting skills to earn fees while providing additional capacity to brokers and clients

2011 global industry cat losses were over $105 billion
Market stressed by historic low returns on invested assets
Cash flow levels deteriorating
Industry reserve redundancies diminishing
Property cat rate increases have slowed but losses from Hurricane
Sandy likely to reverse the trend
Casualty lines continue to show modest improvement
Pricing poised to positively move further with the next catalyst
Market Transitioning. . .
Alterra is positioned to be a beneficiary of improving market conditions

Rate Index
1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

Alterra

Pricing Is Improving For The First Time Since 1999. . .
More Rate Improvement Is Needed To Meaningfully Increase Exposure
Source:  RBC Capital Markets and CIAB Commercial Property and Casualty Market Index Survey
Large Accounts:
Rates Remain Below 1999
Medium Accounts:
Rates ~3% Above 1999
Small Accounts:
Rates ~13% Above 1999
170
160
150
140
130
120
110
100
90
Small
Medium Large

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America  Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point
2011
Lloyd’s
Property Direct &
Facultative
U.S. Specialty
Excess Casualty

Local Knowledge — Global Reach
Reinsurance
Major
Classes
Operating
Regions
Offices
Insurance Lloyd’s
> Auto
> Aviation
> Environmental Impairment
> Financial Institutions
> General Casualty
> Marine and Energy
> Medical Malpractice
> Professional Liability
> Property
> Surety, Credit and
Political Risk
> Terror
> Whole Account
> Workers’ Compensation
> Worldwide
> Worldwide
> Worldwide
> Activation
> Excess Casualty
> Excess Liability
> General Liability
> Marine
> Professional Liability
> Property
> Accident & Health
> Agriculture
> Aviation
> Casualty
> Financial Institutions
> Marine
> Professional Lines
> Property
> Surety
> Bermuda
> Bogotá
> Buenos Aires
> Dublin
> London
> Rio de Janeiro
> Summit, NJ
> Atlanta
> Bermuda
> Chicago
> Dallas
> Dublin
> Hamburg
> London
> New York
> Richmond
> San Francisco
> Sebastopol, CA
> Zurich
> London
> Rio de Janeiro
> Tokyo
> Zurich

____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Global Insurance
(17.0% of Q3 YTD 2012 P&C GPW)
Reinsurance
(47.9% of  Q3 YTD 2012 P&C GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
Q3 YTD 2012 GPW: $273.7 million
= pro forma
$1,060.4
$907.2
Alterra Has a Strong Market Position in Specialty Classes …
Credit/ Surety
Q3 YTD 2012 GPW: $772.8 million
$870.4
Auto 23%
4%
44%
29%
6%
5%
8%
3%
3%
6%
3%
3%
45%
17%
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
2008 2007 2011 2009
2012
Q3 YTD
$382.9
$389.4
$370.1
$365.8
$273.7
2010
2008
2007 2011 2009
2012
Q3 YTD
2010
$1,200.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,000.0
$447.3
$998.3
$900.4
$772.8
$423.6
$345.2
$419.5
$531.9

1%

U.S. Insurance
(18.9% of Q3 YTD 2012 P&C GPW)
Alterra at Lloyd’s
(16.2% of Q3 YTD 2012 P&C GPW)
…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
Excess/
General
Liability
Property
Agriculture
Aviation
Financial Institutions
Accident & Health
Q3 YTD 2012 GPW: $304.5 million Q3 YTD 2012 GPW: $261.2 million
Int’l Casualty
Marine
Professional  Liability
12
14%
25%
35%
26%
35%
14%
24%
7%
7%
7%
3%
3%
2009 2010 2011
2012
Q3 YTD
$400.0
$300.0
$200.0
$100.0
$0.0
$194.3
$265.9
$324.0
$374.7
$304.5
$300.0
$200.0
$100.0
$0.0
2008
2009
2010 2011
2012
Q3 YTD 2008
$8.8
$129.0
$179.8
$253.1
$261.2

North America
Europe
Other
Reinsurance
(1)
Insurance
Q3 YTD 2012 GPW  = $1,614.4 million
____________________
(1) Includes Reinsurance segment, Life & Annuity reinsurance and reinsurance written through Lloyd’s platform.
Diversified and Balanced Business Mix
Global Platform
Q3 YTD 2012
Line of Business
Q3 YTD 2012
Auto
Aviation
Marine & Energy
Agriculture
Accident & Health
Other Short-Tail
Credit/Surety
Medical Malpractice
Workers' Comp
Financial Institutions
Professional Liability
General Casualty
Property
2%
3%
7%
3%
2%
1%
37%
19%
17%
3%
13
17%
10%
73%
59%
41%
2%
1%
2%
1%
Whole Account

____________________
Source:  Company filings, SNL Financial.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, AWH, ENH, AHL, PTP, AGII, ALTE . Property focused reinsurers include RNR, VR, MRH and FSR.
Diversified Reinsurers Property Focused Reinsurers
Diversified Platforms Generate More Consistent Margins
Alterra has had one of
the lowest combined
ratios of its peer group
Alterra has performed well within its diversified peer group with less volatility than property focused reinsurers
25%
50%
75%
100%
125%
150%
175%
200%
225%
140%
48%
59%
79%
21%
45%
99%
38%
66%
201%
60%
73%
92%
75%
100%
154%
96%
106%
0%
2005 2006 2007 2008 2009 2010 2011 H2 2012 Average
96%
77%
75%
84%
76%
85%
96%
82%
84%
124%
96%
99%
101%
97%
103%
143%
103%
108%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
2005 2006 2007 2008 2009 2010 2011 H2 2012 Average
Median 115% 84% 83% 94% 84% 93% 115% 89% 95%
Alterra 106% 86% 88% 92% 88% 86% 98% 90% 92%
Median 170% 56% 62% 90% 66% 84% 125% 71% 90%

3 Year Return on Equity
Alterra’s ROEs Have Been Less Volatile Than Most Peers
____________________
Source: JMP Research, SNL Financial. Three years ended December 31, 2011.
Alterra ROE reflects Pro-Forma data for Max and Harbor Point prior to the merger in May 2010.
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
4% 6% 8%
10%
12%
14%
16%
ACGL
AWH
ALTE
VR
AXS
AHL
RNR
ENH
MRH
PRE
PTP
Std. Dev.

Average Annual Capital Returned to Shareholders as a % of Opening Shareholders Equity
For the three years ended December 31, 2011
Active Capital Management
____________________
Source:  SNL Financial and FactSet
Note: Capital returned  to shareholders includes dividends and share repurchases.
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ACGL AHL ALTE PTP ENH VR MRH PRE RNR AXS AGII FSR XL RE ACE AWH
20.6%
18.4%
16.3%
15.1%
13.6%
12.0%
11.7%
9.9%
9.3%
8.9%
7.5%
6.3%
6.3%
5.8%
12.7%
4.0%

Our strategy is to diversify our book of business so that property cat is one of many components of our business
Results demonstrate that we adequately manage our risk exposure
Our reserving process has been tested by large, recent loss events including:
2011 Australia floods, New Zealand earthquake, Japan
earthquake and tsunami, U.S. spring storms, Hurricane Irene, Thai floods
2010 Chile earthquake, New Zealand earthquake
2008 Hurricanes Ike/Gustav
Superior Risk Management
Alterra’s losses from catastrophe events as a % of equity are below our peer group average

Peer PML’s as a Percent of Shareholder’s Equity
____________________
Source:  Dowling & Partners Research
*As of July 1, 2012
Note: ALTE includes proportionate share of New Point Re IV. RNR and PRE do not disclose their PMLs for either 1-in-100 year events or 1-in-250 year events.  All data is based on RMS 11 except RE which is based on AIR.
18
As of October 1, 2012
35%
30%
25%
20%
15%
10%
5%
0%
VR
1 in 100 1 in 250
ENH* AHL MRH* ALTE AWH FSR* ACGL AXS Y* RE PTP

Losses Reported - $m
Percentage of January 1, 2011 Capital and Surplus

Alterra

2011 – “The Year of The Cat”
Alterra’s Ratio Of Losses To Equity Are Below The Peer Group
__________________
Source:  Company reports and SNL Financial
19
1,000
1,200
1,400
1,600
1,800
2,000
800
600
400
200
0
FSR
PRE
PTP MRH RE TRH
AHL
VR ENH
RNR AGII
ACGL
AWH ALTE
Losses Percentage of January 1, 2011 Capital and Surplus
0%
40%
45%
35%
30%
25%
20%
15%
10%
5%

Losses Reported - $m
Percentage of January 1, 2010 Capital and Surplus

Alterra

2010 – Chile Earthquake / Windstorm Xynthia/
September New Zealand Earthquake
___________________
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1) Q2 net losses reflect Q1 estimates plus reported development, if any.
(2) Q2 net losses reflect only losses from the Chile earthquake. Initial losses include the Chile earthquake and Windstorm Xynthia.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chile, Haiti, and Baja earthquakes, Xynthia and the Australia hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call. Both initial and revised estimates reflect only the Chile earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger. Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.
20
Alterra’s 2010 Losses Are Below Peer Group
250
200
150
100
50
0
300
350
400
450
Ultimate Net Losses Reported Percentage of January 1, 2010 Capital and Surplus
FSR PTP (1) VR (2) RNR (3) MRH RE PRE AHL AXS (2) TRH (2) AWH
(2)(4)
ENH AGII
(1)(5)
ACGL(1) ALTE (6)
10%
8%
6%
4%
2%
0%

Losses Reported - $m
Percentage of June 30, 2008 Capital and Surplus

Alterra

2008 – Hurricanes Ike / Gustav
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Equity includes preferred shares, which subsequently converted to common shares.
(2) Results reflect Ike only.
(3) Equity includes preferred shares, which subsequently converted to common shares.
(4) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
450
400
350
300
250
200
150
100
50
0
14%
12%
10%
8%
6%
4%
2%
0%
VR
FSR RNR MRH IPCR(1) PTR(1)
ACGL
AXS PRE(2) HP(3) AHL ENH ORH TRH(4) AWH RE MXGL
Percentage of June 30, 2008 Capital and Surplus
Ultimate Net Losses Reported

22
PML goal of no more than 25% of starting capital in 1 in 250 year event
Adjust position as market pricing makes risk/reward attractive
Use RMS with “all switches on” and gross-up factors on standard model
Incorporate AIR, market share, industry and client historical loss data
Capture detailed location data and put a premium on data quality
Historically our losses for events have been close to expected ranges
PML and aggregate usage is incorporated into our pricing models
Key In-force PMLs as of October 1, 2012
US wind
1 in 100 year event - $467 million net loss (16.6% of 1/1/12 shareholders’
equity)
California earthquake
1 in 250 year event - $330 million net loss (11.7% of 1/1/12 shareholders’
equity)
Europe wind
1 in 100 year event - $145 million net loss (5.2% of 1/1/12 shareholders’
equity)
Cat Aggregate & PML Management

Disciplined Underwriting Management
Expands our market clout and
footprint
Reduces underwriting risk
Increases fee income
Earlier recognition of profits
Assists in the risk management
process
Can dial down as market
pricing improves
Reduces Volatility and
Improves the Near-term ROE
The following is a hypothetical example and not line of business specific:
Gross Premium
$     100
$     100
Ceded Premium - (50)
Net Premium
100
50
Losses
60
30
Acquisition Expenses
20
10
Override Commission Income -
(5)
G&A Expenses
3 3
83 38
Net income
$       17
$       12
Capital Used
$     200
$     100
ROE 8.5%
12.0%
Gross Position
Net Position (after 50% Cession)

Benefits of Ceding Premium Include:

Reserve for Losses and Loss Expenses

As of September 30, 2012 and December 31, 2011
2,500
2,000
1,500
1,000
500
0
Q3 2012 Q4 2011 Q3 2012
Q4 2011
Q3 2012 Q4 2011 Q3 2012
Q4 2011
Global Insurance U.S. Insurance
Reinsurance Alterra Lloyd’s
$1,333
$1,286
$ 431
$357
$527
$451
$2,169
$2,122
66%
67%
67%
64%
63%
63%
70%
65%
35%
30%
37%
37%
36%
33%
33%
34%
IBNR
Case

Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $105.5 $153.3
Development as a
% of Net Reserves
prior to
development
0.3% 2.5% 4.1% 3.4% 3.4% 4.6%
Reserve Development History
($ in millions)
____________________
Note: Reserve development and net reserves prior to May 12, 2010 are for Max Capital only. Reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
Net Loss Reserves
$1,840 $1,796
$2,128
$2,213
$2,985
$3,182
2006 2007 2008 2009 2010 2011
3,500
3,000
2,500
2,000
1,500
1,000
500
-

Other Investments 5%
Cash 8%
Fixed Income 87%

Alterra

High Quality, Liquid Investment Portfolio
Alterra maintains a high quality, liquid portfolio
95.3% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments
Cash balance $651.6 million or 8.2% of portfolio
Average fixed income duration of approximately 4.4 years, including cash
59.9% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities and “AAA” securities
68.4% of fixed income portfolio rated “AA” or better
Hedge fund investments are marked-to-market
Minimal exposure to selected asset classes
CMBS of $443.7 million (6.4% of portfolio) – average rating of
AA+/Aa1
ABS of $355.4 million (5.1% of portfolio)
RMBS of $1,310.1 million (18.9% of portfolio) – 97.1% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Less than $14 million of OTTI losses over the last eight
quarters
Carrying Value $8.0 billion
As of September 30, 2012
Carrying Value $8.0 billion

France
36%
Germany
33%
Netherlands
19%
Norway
1%
Belgium
3%
United
Kingdom
7%
Other
1%

European
Investment
Bank
16%
KFW
13%
Credit Suisse
7%
Lloyds
6%
BNP Paribas
4%
UBS
7%
HSBC
7%
Barclays
6%
Cooperative
Centrale
4%
Other
30%

Alterra

European Government Holdings
Total European government holdings
represent $803.1 million, or 10.1%, of the
$8.0 billion investment portfolio.
No exposure to Greece, Portugal, Italy,
Ireland or Spain
European financial institutions
Total European financial institution
holdings represent $471.1 million, or
5.9%, of the $8.0 billion investment
portfolio.
Two largest holdings, which total $134.3
million, are with government-backed
financial institutions.
European Exposure
As of September 30, 2012

____________________
Note: Primary price / diluted book value multiple as of November 27, 2012.
Well Positioned to Build Shareholder Value
Attractive entry point – price / diluted book value of 0.75x
28
Balance sheet strength with low leverage / financial flexibility
Invested asset leverage intended to drive more consistent returns
High-quality, liquid investment portfolio
Opportunistic approach – nimble and responsive to market trends
Diversified business portfolio across casualty and property lines
Established operating platforms provide global access to business
Franchise positions in attractive specialty markets

Appendices 29

September 30, December 31,
2012 2011
Cash & Fixed Maturities 7,594 $                     7,528 $
Other Investments 377                            287
Premium Receivables 873                            715
Losses Recoverable 1,150                         1,068
Other Assets 740                            588
     Total Assets 10,734 $                   10,186 $
Property & Casualty Losses 4,460 $                     4,217 $
Life & Annuity Benefits 1,148                         1,191
Deposit Liabilities 140                            151
Funds Withheld 93                              112
Unearned Premium 1,192                         1,021
Senior Notes 441                            441
Other Liabilities 337                            244
     Total Liabilites 7,811 $                     7,377 $
Shareholders' Equity 2,923                         2,809
10,734 $                   10,186 $
Strong Balance Sheet
($ in millions)

YTD Results Comparison
($ in millions)
Nine months ended
September 30, September 30,
2012 2011
Gross Premiums Written 1,614 $          1,578 $
Net Premiums Earned 1,022             1,076
Net Investment Income 167                178
Net Realized and Unrealized Gains (Losses) on Investments 59                  (33)
Other Than Temporary Impairment Charges (7)                   (2)
Other Income 9                     3
Total Revenues 1,250             1,222
Total Losses, Expenses & Taxes 1,054             1,188
Net Income (Loss) 196 $             34 $
Net Operating Income 169 $             65 $
Property & Casualty Underwriting
Loss Ratio 61.9% 66.5%
Expense Ratio 31.0% 32.0%
Combined Ratio 92.9% 98.4%

Property & Casualty
Global
Insurance
U.S.
Insurance Reinsurance
Alterra at
Lloyd's Total
Life & Annuity
Reinsurance Corporate Consolidated
Gross premiums written $273.7 $304.5 $772.8 $261.2 $1,612.2 $2.2 - $           1,614.4 $
Reinsurance premiums ceded (140.7) (162.1) (160.3) (74.5) (537.6) (0.2)                 -             (537.8)
Net premiums written $133.0 $142.4 $612.5 $186.7 $1,074.6 $2.0 - $           1,076.6 $
Earned premiums $279.4 $296.7 $670.8 $208.8 $1,455.7 $2.2 - $           1,457.9 $
Earned premiums ceded (140.9) (137.2) (101.4) (56.6) (436.1) (0.2)                 -             (436.3)
Net premiums earned 138.5         159.6         569.3              152.2         1,019.6        2.0                  -             1,021.6
Net losses and loss expenses (72.4)          (121.4)        (313.5)             (124.0)        (631.3)          -                  -             (631.3)
Claims and policy benefits -             -             -                 -             -              (38.6) -             (38.6)
Acquisition costs (0.4)            (18.3)          (137.7)             (27.0)          (183.4)          (0.4)                 -             (183.8)
General and administrative expenses (19.7)          (35.8)          (52.6)               (24.3)          (132.4)          (0.2)                 -             (132.7)
Other income 0.8 0.1 7.9                 -             8.8 -                  -             8.8
Underwriting income (loss) 46.8           (15.8)          73.4                (23.1)          81.3             n/a -             n/a
Net investment income 41.5 125.5 167.0
59.4            59.4
(6.5)            (6.5)
Corporate other income 0.1             0.1
Interest expense (27.3) (27.3)
Net foreign exchange gains 0.1             0.1
Corporate general and administrative expenses (43.7) (43.7)
Income before taxes $4.2 $107.5 $193.0
Loss ratio 52.3% 76.1% 55.1% 81.5% 61.9%
Acquisition cost ratio 0.3% 11.4% 24.2% 17.7% 18.0%
14.2% 22.4% 9.2% 16.0% 13.0%
Combined ratio
(1)
66.8% 110.0% 88.5% 115.2% 92.9%
Net realized and unrealized gains on investments
Net impairment losses recognized in earnings
General and administrative expense ratio
Nine months ended September 30, 2012
($ in millions)
____________________
Totals in table may not add due to rounding.  (1) Property and Casualty only.
32
Diversified Operating Platform